                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------




                               MBS NEW TRANSACTION

                                   TERM SHEET


                           --------------------------

                               PRE-MARKETING TODAY


                            MONDAY, FEBRUARY 8, 1999


                           --------------------------

                          $128,493,000 (APPROXIMATELY)

                  UNION PLANTERS MORTGAGE FINANCE CORP. 1999-1


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------


                          $128,493,000 (APPROXIMATELY)

                      UNION PLANTERS MORTGAGE FINANCE CORP.
                                    Depositor
                    UNION PLANTERS BANK, NATIONAL ASSOCIATION
                           Seller and Master Servicer

              UNION PLANTERS MORTGAGE FINANCE CORP., SERIES 1999-1
              ----------------------------------------------------
                       MORTGAGE PASS-THROUGH CERTIFICATES

                             TRANSACTION HIGHLIGHTS
                             ----------------------

------------------------------------------------------------------------------------------------------------
                                                                            PAYMENT                   PRICE
                                    EXPECTED RATINGS AVERAGE LIFE           WINDOW                     TALK
 CLASS    CLASS SIZE      COUPON     (MOODY'S/D&P)    TO MATURITY         TO MATURITY                 (BPS)
------------------------------------------------------------------------------------------------------------
  A-1     $107,706,573     6.25%        Aaa/AAA       3.50 years   3/25/1999 - 5/25/2008 (111 months)
------------------------------------------------------------------------------------------------------------
  A-2     $ 20,754,612     6.25%        Aaa/AAA       12.60 years  5/25/2008 - 5/25/2021 (157 months)
------------------------------------------------------------------------------------------------------------
  X-1     $132,467,434    WAC IO        Aaa/AAA       5.10 years
------------------------------------------------------------------------------------------------------------

DEPOSITOR:                 Union Planters Mortgage Finance Corp.

MASTER SERVICER:           Union Planters Bank, National Association

TRUSTEE:                   The Bank of New York

MANAGERS:                  MORGAN STANLEY DEAN WITTER (SOLE MANAGER)

DAY COUNT BASIS:           30/360

EXPECTED PRICING DATE:     February 10, 1999

EXPECTED SETTLEMENT:       February 26, 1999

FORMS OF CERTIFICATES:     Classes A-1, A-2 and X-1 will settle DTC

DISTRIBUTION DATES:        The 25th of each month, beginning March 25, 1999

PRICING SPEED:             14% CPR

OPTIONAL CALL:             5% clean-up call (5% of pool balance)

TAX STATUS:                REMIC

ERISA ELIGIBILITY:         Class A-1, A-2 and X-1 are ERISA eligible

SMMEA ELIGIBILITY:         Class A-1, A-2 and X-1 are SMMEA eligible

FHA INSURANCE:             FHA loans are insured by HUD for 100% of the
                           principal balance and interest at the applicable debenture rate less the first 60 days of interest.
                           Additionally, the FHA will cover 2/3 of all foreclosure costs relating to the acquisition of the property

VA GUARANTEE:              VA loans are guaranteed for 100% of interest and 25%
                           to 50% of the principal (determined at the time of loan origination based on the lesser of a percentage of original loan amount or the eligible indebtedness). Generally the VA will cover some liquidation expenses.






This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------



                               CREDIT ENHANCEMENT

-     Class A-1 and A-2 Credit Enhancement:
      1.    Subordination totaling 3.00% of the original pool balance.



                                CREDIT STRUCTURE

-     Cashflow priority for Union Planters Mortgage Finance Corp., Series 1999-1

      Distributions will be made on each distribution date from available funds in the following order of priority:

      1.    To pay a servicing fee of 100 bps,
      2.    To pay a trustee fee of 1.2 bps,
      3.    To interest pro rata on each class of senior certificates,
      4. To principal of the classes of senior certificates then entitled to receive distributions of principal,
      5.    To interest on each class of subordinated certificates,
      6. To principal of the classes of subordinated certificates then entitled to receive distributions of principal.

-     Distribution of Principal:

      Principal will be allocated among the classes as follows:

1. During the first 60 months, scheduled and unscheduled principal allocable to classes A1 and A2 will be paid sequentially starting with A1 until it is fully paid down and then to A2 until it is fully paid down.

2. All subordinated classes will receive their pro-rata share of scheduled principal payments based on their allocable percentages and beginning in month 61, based on a standard shifting interest schedule, a scheduled amount of prepayments.



This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------



                       UPMFC 1999-1 COLLATERAL DESCRIPTION


COLLATERAL:       The Trust Fund will consist of fixed rate FHA insured and VA guaranteed Mortgage Loans secured by first liens on one- to four-family residential properties. As of February 1, 1999
                  (the "Cut-off Date"), the pool totaled approximately
                  $132,467,434.

                                                                          TOTAL COLLATERAL POOL*
                                                                          ----------------------

AGGREGATE BALANCE:                                                             $132,467,434

NUMBER OF LOANS:                                                                   2,888

AVERAGE OUTSTANDING BALANCE:                                                      $45,868

AVERAGE ORIGINAL BALANCE:                                                         $55,159

WEIGHTED AVERAGE GROSS COUPON:                                                    9.672%

LOAN TYPE:                                                       75.23% FHA Insured, 24.77% VA Guaranteed

PRODUCT TYPE:                                                                 100% Fixed Rate

WEIGHTED AVERAGE ORIGINAL TERM:                                                 357 Months

WEIGHTED AVERAGE REMAINING TERM:                                                222 Months

WEIGHTED AVERAGE SEASONING:                                                     135 Months

LIEN POSITION:                                                                 100% 1st Lien

ORIGINAL LOAN TO VALUE RATIO **:                                                  96.48%

CURRENT LOAN TO VALUE RATIO ***:                                                  84.84%

DELINQUENCY STATUS:                                            80.08% current / 19.92% 30-59 days delinquent

MORTGAGORS IN BANKRUPTCY ****:                                                     3.95%

PROPERTY TYPE *****:                                          95.44% Single Family, 2.78% Condo, 1.78% Other

OWNER OCCUPANCY:                             86.93% Owner Occupied, 6.72% Not Available, 5.72% Non-Owner Occupied, 0.63% Other

GEOGRAPHIC DISTRIBUTION (> 3%):                  TX 16.91%, CA 15.96%, FL 11.10%, AZ 5.20%, GA 4.93%, TN 4.54%, NY 3.89%

* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.

**       35.65% not available, percentage is based on known population.

***      35.65% not available, percentage is based on known population.

**** All mortgagors in bankruptcy are currently on bankruptcy plans. All mortgagors in bankruptcy have made their last 12 monthly payments.

*****    47.81% not available, percentages are based on known population.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------


                         FHA INSURANCE AND VA GUARANTEES

FHA INSURANCE

Purpose - To provide mortgage insurance for a person to purchase or refinance a principal residence. The mortgage loan is funded by a lending institution, such as a mortgage company, bank, savings and loan association and the mortgage is insured by HUD.

Loan Balance Limits - Generally, unless the property is located in a high cost area, the current maximum mortgage limit for single family FHA insured loans is $115,200. High cost area limits are equal to 95% of the area median house price. The high cost limits are subject to a ceiling based on 75% of the Freddie Mac Loan limits. The current FHA single family ceiling is $208,800. Section 214 of the National Housing Act provides that the mortgage limit for Alaska, Guam, Hawaii, and the Virgin Islands may be adjusted up to 150% of the aforementioned ceiling.

Loans guaranteed under the FHA program are insured by the Department of Housing and Urban Development (HUD). HUD will guarantee 100% of the principal value of the insured loan in addition to a debenture rate of interest on the outstanding principal balance. All forgone interest beyond the last payment date will be reimbursed through the date of liquidation less a period of 60 days.

FHA will pay 2/3 of all foreclosure costs (attorney, foreclosure, etc.) in connection with acquiring title, bankruptcy proceedings, and title transfers. All costs relating to eviction, assignments and other possessory costs are covered by FHA.

















This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------



                         FHA INSURANCE AND VA GUARANTEES
                                 (continuation)

VA LOAN PROGRAM GUARANTY


Purpose - The purpose of the Veterans Loan Guaranty Program is to allow veterans to obtain home loans with favorable loan terms, usually without a downpayment.

The VA will cover 100% of the interest up to the cutoff date and principal as follows:

            LOAN AMOUNT         GUARANTY PERCENT        MAXIMUM AMOUNT
         -----------------      ----------------        --------------
           Up to $45,000               50%                 $22,500
         $45,001 - $56,250          40 - 50%               $22,500
         $56,251 - 144,000             40%                 $36,000
         $144,001 or more              25%                 $50,750


When the net value of the property is less than the unguaranteed portion of the loan, VA will not specify an amount for the holder to credit to the indebtedness on account of the sale and will not accept conveyance of the property (called a VA no-bid). In these cases the Master Servicer may suffer a loss on the portion that is not guaranteed, and will retain title to the property. However, the servicer may elect to consider a debt reduction in cases where the VA does not specify a foreclosure bid. The servicer must agree to forgive the portion of the indebtedness that exceeds the maximum guarantee liability plus the net value of the subject property. The VA will then issue or specify foreclosure bidding instructions and agree to accept conveyance upon completion of the foreclosure sale.

Generally, the VA will cover some liquidation expenses.










This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               FEBRUARY 8, 1999
Mortgage Finance Group
MBS Capital Markets
--------------------------------------------------------------------------------



                                    CONTACTS


       MORTGAGE FINANCE GROUP                    MORTGAGE CAPITAL MARKETS

                        Phone                                         Phone
NY:  Sanjeev Khanna     761-2132        NY:   Dennis Scurletis       761-2248
     Steven Shapiro     761-2146              Rei Rothberg           761-1978
     Fred Hubert        761-2122              Christian Janssen      761-2148
     Jessica Bellamy    761-2140


      MORTGAGE BACKED TRADING

                        Phone
NY:  Paul Curtis        761-2112
     Brett Kalesky      761-1300
     Shujaat Islam      761-2114







                        --------------------------------

                                  PLEASE DIRECT
                            ALL QUESTIONS AND ORDERS
                           TO MORTGAGE CAPITAL MARKETS



                        --------------------------------









This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters with respect to the expected characteristics of the pool of Mortgage Loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Union Planters Mortgage Finance Corp.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 1999-1                  2,888 records
Selected Pool                                               Balance: 132,467,434


--------------------------------------------------------------------------------------------------------------------------------
                            Number of            Aggregate       Weighted
                            Mortgage             Principal       Average                         Current   Original
Current Balance              Loans                Balance        Coupon            %               LTV        LTV            Age
--------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                     1,666             47,140,752       10.026         35.59            80.40      96.59           163
50,001 - 100,000               1,168             78,997,771        9.501         59.64            86.70      96.55           121
100,001 - 150,000                 50              5,681,080        9.034          4.29            87.55      94.73            94
150,001 - 200,000                  4                647,831       10.374          0.49            94.28     101.18           106
--------------------------------------------------------------------------------------------------------------------------------
Total:                         2,888            132,467,434        9.672        100.00            84.84      96.48           135
--------------------------------------------------------------------------------------------------------------------------------
Min:   547.87
Max:   170,141.12
Average:   45,868.23
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                    Remaining         Stated                           Original
                                   Amortization      Remaining        Original         Amortized
Current Balance                       Term             Term             Term             Term
------------------------------------------------------------------------------------------------
1 - 50,000                             185              189              352              352
50,001 - 100,000                       235              238              359              359
100,001 - 150,000                      264              266              360              360
150,001 - 200,000                      219              254              360              360
------------------------------------------------------------------------------------------------
Total:                                 218              222              356              356
------------------------------------------------------------------------------------------------
Min:   547.87
Max:   170,141.12
Average:   45,868.23
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                             Number of           Aggregate       Weighted
                             Mortgage            Principal       Average                         Current    Original
Original Balance               Loans              Balance        Coupon            %               LTV        LTV            Age
---------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                     1,352             33,929,345       10.091         25.61            81.28      96.97           166
50,001 - 100,000               1,435             87,994,941        9.552         66.43            85.82      96.60           126
100,001 - 150,000                 92              9,182,588        9.300          6.93            85.32      94.44           106
150,001 - 200,000                  9              1,360,560        9.521          1.03            88.88      94.27            94
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,888            132,467,434        9.672        100.00            84.84      96.48           135
---------------------------------------------------------------------------------------------------------------------------------
Min:   8,450.00
Max:   182,250.00
Average:   55,158.77
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                            Remaining          Stated                          Original
                           Amortization      Remaining         Original        Amortized
Original Balance               Term            Term             Term             Term
-----------------------------------------------------------------------------------------
1 - 50,000                     185              189              354              354
50,001 - 100,000               228              231              357              357
100,001 - 150,000              247              252              359              359
150,001 - 200,000              249              266              360              360
-----------------------------------------------------------------------------------------
Total:                         218              222              356              356
-----------------------------------------------------------------------------------------
Min:   8,450.00
Max:   182,250.00
Average:   55,158.77
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              Number of          Aggregate        Weighted
                              Mortgage           Principal        Average                        Current    Original
Loan Type                      Loans              Balance          Coupon          %               LTV        LTV            Age
---------------------------------------------------------------------------------------------------------------------------------
FHA                            2,133             99,658,271        9.709         75.23            85.63      96.47           129
VA                               755             32,809,164        9.561         24.77            82.20      96.50           152
---------------------------------------------------------------------------------------------------------------------------------
Total:                         2,888            132,467,434        9.672        100.00            84.84      96.48           135
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                               Remaining         Stated                           Original
                              Amortization      Remaining         Original        Amortized
Loan Type                        Term             Term             Term             Term
-------------------------------------------------------------------------------------------
FHA                               224              227              356              356
VA                                202              206              357              357
-------------------------------------------------------------------------------------------
Total:                            218              222              356              356
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

Union Planters Mortgage Finance Corp.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 1999-1                  2,888 records
                                                            Balance: 132,467,434
Selected Pool
===============================================================================

----------------------------------------------------------------------------------------------------------------------------------
                  Number of    Aggregate     Weighted                                     Remaining   Stated             Original
                  Mortgage     Principal     Average             Current  Original      Amortization Remaining  Original Amortized
Current Coupon     Loans       Balance       Coupon        %       LTV       LTV    Age      Term      Term      Term      Term
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000        53          790,034      7.000       0.60    82.53     97.06   135      215        218       352       352
7.001 - 7.500       108        6,656,291      7.498       5.02    88.25     95.80    81      267        269       350       350
7.501 - 8.000       158        6,872,923      7.987       5.19    86.77     94.83    95      257        260       354       354
8.001 - 8.500       404       15,040,424      8.496      11.35    81.63     95.68   139      215        218       356       356
8.501 - 9.000       372       18,404,096      8.990      13.89    85.75     96.79   120      234        238       358       358
9.001 - 9.500       551       27,708,373      9.498      20.92    83.90     96.37   139      214        218       357       357
9.501 - 10.000      472       23,783,294      9.995      17.95    86.28     97.54   136      218        222       357       357
10.001 - 10.500     289       14,698,407     10.498      11.10    85.50     96.22   135      220        223       358       358
10.501 - 11.000      88        4,135,408     10.984       3.12    87.73     98.82   133      216        222       355       355
11.001 - 11.500     130        4,984,673     11.500       3.76    81.95     97.09   179      175        178       356       356
11.501 - 12.000      90        3,266,451     11.995       2.47    78.89     93.86   186      166        170       356       356
12.001 - 12.500      74        2,657,233     12.478       2.01    81.72     95.93   177      173        181       358       358
12.501 - 13.000      50        1,736,004     12.975       1.31    83.93     95.86   190      163        165       355       355
13.001 - 13.500      19          547,851     13.462       0.41    69.61     81.60   188      165        168       356       356
13.501 - 14.000      13          526,782     13.990       0.40    85.16    101.07   190      159        168       358       358
14.001 - 14.500       4          172,509     14.412       0.13    69.74     84.07   189      166        171       360       360
15.001 - 15.500       8          275,972     15.500       0.21    87.66    101.12   203      140        144       298       298
15.501 - 16.000       2          178,443     16.000       0.13     0.00      0.00   213       23        147       360       360
16.001 - 16.500       2           25,438     16.500       0.02     0.00      0.00   209      125        130       339       339
17.001 - 17.500       1            6,829     17.500       0.01     0.00      0.00   208       32         32       240       240
----------------------------------------------------------------------------------------------------------------------------------
Total:            2,888      132,467,434      9.672     100.00    84.84     96.48   135      218        222       356       356
----------------------------------------------------------------------------------------------------------------------------------
Min:   7.00
Max:  17.50
WAC:   9.67
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                  Number of    Aggregate     Weighted                                     Remaining   Stated             Original
                  Mortgage     Principal     Average             Current  Original      Amortization Remaining  Original Amortized
Original Term      Loans       Balance       Coupon        %       LTV       LTV    Age      Term      Term      Term      Term
----------------------------------------------------------------------------------------------------------------------------------
1 - 60                1           26,052     11.500       0.02     0.00      0.00   189      171        34         34       34
61 - 120              2           19,915      7.500       0.02     0.00      0.00    62       44        58        120      120
121 - 180            69        1,671,883      9.239       1.26    47.21     86.76   103       83        83        178      178
181 - 240            22          499,462     10.175       0.38    55.69     87.31   132      105       108        240      240
241 - 300            80        1,657,095      9.985       1.25    74.29     96.54   176      125       124        300      300
301 - 360         2,710      128,477,550      9.673      96.99    85.35     96.60   135      222       225        360      360
361 >=                4          115,478      8.683       0.09    85.57    100.95   218      147       154        377      377
----------------------------------------------------------------------------------------------------------------------------------
Total:            2,888      132,467,434      9.672     100.00    84.84     96.48   135      218       222        356      356
----------------------------------------------------------------------------------------------------------------------------------
Min:  34
Max:  420
Weighted Average: 356
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular tradingstrategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

Union Planters Mortgage Finance Corp.                MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 1999-1                 2,888 records
Selected Pool                                              Balance: 132,467,434

----------------------------------------------------------------------------------------------------------------------------------
                  Number of    Aggregate     Weighted                                     Remaining   Stated             Original
Stated Remaining  Mortgage     Principal     Average             Current  Original      Amortization Remaining  Original Amortized
Term               Loans       Balance       Coupon        %       LTV       LTV    Age     Term       Term      Term      Term
----------------------------------------------------------------------------------------------------------------------------------
1 - 24               33          147,302       9.586      0.11   13.58      79.40   236       19         20      255       255
25 - 48              89          772,984       9.072      0.58   22.60      78.41   213       41         36      243       243
49 - 72              81          967,488       9.584      0.73   41.70      95.31   233       61         61      296       296
73 - 96             141        2,036,109       8.884      1.54   51.95      96.87   248       85         86      334       334
97 - 120            217        4,814,036       8.837      3.63   57.81      94.33   222      108        110      332       332
121 - 144           182        5,537,952      10.957      4.18   70.91      97.73   224      131        130      353       353
145 - 168            57        2,425,177      11.879      1.83   76.42      93.88   179      148        160      339       339
169 - 192           169        6,481,781      12.213      4.89   80.00      93.86   178      172        178      356       356
193 - 216           629       33,846,314       9.737     25.55   81.22      95.17   151      205        209      360       360
217 - 240           597       32,312,177       9.756     24.39   85.72      97.59   135      221        225      360       360
241 - 264           234       12,956,972       9.950      9.78   90.49      98.50   108      250        252      360       360
265 - 288           242       15,561,867       9.081     11.75   90.30      96.86    84      272        276      360       360
289 - 312           163       11,498,128       8.155      8.68   91.17      96.33    63      294        297      360       360
313 - 336            37        2,232,274       8.306      1.69   92.81      95.38    35      323        325      360       360
337 - 360            17          876,872       7.934      0.66   95.46      96.69    17      342        343      360       360
----------------------------------------------------------------------------------------------------------------------------------
Total:            2,888      132,467,434       9.672    100.00   84.84      96.48   135      218        222      356       356
----------------------------------------------------------------------------------------------------------------------------------
Min:   9
Max: 349
Weighted Average: 222

-------------------------------------------------------------------------------------------------------------------------------
              Number of    Aggregate   Weighted                                     Remaining      Stated             Original
              Mortgage     Principal    Average            Current   Original      Amortization  Remaining  Original  Amortized
Seasoning      Loans        Balance     Coupon       %       LTV       LTV    Age      Term         Term       Term      Term
-------------------------------------------------------------------------------------------------------------------------------
1 - 24           19          964,855      7.913     0.73    95.65     96.91    17      333          334      351        351
25 - 48          41        2,467,214      8.476     1.86    93.09     95.69    37      321          323      360        360
49 - 72         181       12,411,912      8.126     9.37    90.55     96.10    64      284          287      351        351
73 - 96         251       15,606,297      9.107    11.78    90.05     96.80    84      268          272      356        356
97 - 120        252       13,647,959      9.995    10.30    90.04     98.57   109      245          248      356        356
121 - 144       661       34,998,752      9.686    26.42    83.96     96.63   136      217          220      357        357
145 - 168       626       32,515,072      9.830    24.55    81.02     95.49   152      202          207      358        358
169 - 192       171        6,372,179     12.264     4.81    79.84     93.81   184      170          172      356        356
193 - 216        48        1,561,375     13.473     1.18    77.25     94.54   202      134          153      347        347
217 - 240       192        5,617,886     10.845     4.24    69.50     97.61   230      128          127      358        358
241 - 264       218        4,088,654      8.791     3.09    56.11     95.78   251      103          105      356        356
265 - 288       129        1,650,077      8.542     1.25    46.38     97.25   274       82           84      357        357
289 - 312        42          344,982      8.514     0.26    33.16    100.00   298       61           61      359        359
313 - 336        44          177,254      7.186     0.13    21.97     99.49   325       33           34      360        360
337 - 360        12           30,031      8.362     0.02    13.94    100.00   340       20           20      360        360
361 >=            1           12,936      8.500     0.01     0.00      0.00   459       88          268      360        360
-------------------------------------------------------------------------------------------------------------------------------
Total:        2,888      132,467,434      9.672   100.00    84.84     96.48   135      218          222      356        356
-------------------------------------------------------------------------------------------------------------------------------
Min:                    10
Max:                   459
Weighted Average:      135
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

UNION PLANTERS MORTGAGE FINANCE CORP.                MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 1999-1                 2,888 records
                                                           Balance: 132,467,434
Selected Pool

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                      Number of    Aggregate Weighted                                  Remaining    Stated              Original
                       Mortgage    Principal  Average         Current Original       Amortization  Remaining  Original  Amortized
Current LTV             Loans       Balance   Coupon     %      LTV     LTV     Age      Term        Term       Term       Term
---------------------------------------------------------------------------------------------------------------------------------
=< 0.00                 1,234     47,230,626   9.937   35.65     0.00   0.00    154       197         201        354        354
0.01 - 70.00              281      7,766,112   9.469    5.86    57.02  83.49    180       149         159        339        339
70.01 - 75.00              79      3,879,688   9.780    2.93    72.57  86.18    149       202         209        357        357
75.01 - 80.00             133      6,826,903   9.738    5.15    77.67  90.98    144       208         214        358        358
80.01 - 85.00             214     12,336,429   9.373    9.31    83.02  95.57    136       221         224        360        360
85.01 - 90.00             416     22,989,633   9.750   17.35    87.44  99.26    134       223         226        359        359
90.01 - 95.00             409     24,540,180   9.400   18.53    92.69 100.11     96       262         263        360        360
95.01 - 100.00            115      6,499,836   9.246    4.91    96.57 101.63     72       288         288        360        360
100.01 - 105.00             7        398,026   8.688    0.30   100.41 104.94     57       302         303        360        360
---------------------------------------------------------------------------------------------------------------------------------
Total:                  2,888    132,467,434   9.672  100.00    84.84  96.48    135       218         222        356        356
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Min:   0.86
Max:   100.83
Non-Zero Wtd Average:   84.84
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                    Number of   Aggregate  Weighted                                    Remaining    Stated              Original
                     Mortgage   Principal  Average           Current  Original       Amortization  Remaining  Original  Amortized
Original LTV          Loans      Balance   Coupon     %       LTV       LTV     Age      Term        Term      Term       Term
---------------------------------------------------------------------------------------------------------------------------------
=< 0.00               1,234    47,230,626   9.937   35.65     0.00      0.00    154       197         201       354        354
0.01 - 70.00             33     1,401,967   9.613    1.06    45.79     56.30    130       200         210       340        340
70.01 - 75.00            18       949,944   9.302    0.72    63.22     72.90    130       222         226       356        356
75.01 - 80.00            32     1,751,587   9.540    1.32    67.27     78.21    135       216         219       354        354
80.01 - 85.00            60     2,961,302   9.513    2.24    71.66     83.35    130       219         224       353        353
85.01 - 90.00           111     5,776,583   9.521    4.36    76.93     88.19    127       224         230       357        357
90.01 - 95.00           157     8,162,029   9.389    6.16    80.66     92.83    127       227         230       357        357
95.01 - 100.00          642    32,729,477   9.478   24.71    86.16     98.61    127       230         232       358        358
100.01 - 105.00         580    30,572,103   9.611   23.08    90.51    101.30    119       237         240       358        358
105.01 - 110.00          17       729,892   9.956    0.55    94.29    106.52    113       236         240       353        353
110.01 - 115.00           4       201,923   8.959    0.15    92.33    112.48    157       203         203       360        360
---------------------------------------------------------------------------------------------------------------------------------
Total:                2,888   132,467,434   9.672  100.00    84.84     96.48    135       218         222       356        356
---------------------------------------------------------------------------------------------------------------------------------
Non-Zero Min:   33.90
Max:   115.00
Non-Zero Wtd Average:   96.48
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                    Number of   Aggregate   Weighted                                    Remaining    Stated             Original
                     Mortgage   Principal   Average           Current  Original       Amortization  Remaining Original  Amortized
Months Delinquent     Loans      Balance    Coupon       %      LTV       LTV    Age      Term        Term      Term       Term
----------------------------------------------------------------------------------------------------------------------------------
0                       2,271  106,081,139   9.655     80.08  84.78     96.32    133       220         223       357        357
1                         617   26,386,295   9.742     19.92  85.08     97.16    140       213         216       355        355
----------------------------------------------------------------------------------------------------------------------------------
Total:                  2,888  132,467,434   9.672    100.00  84.84     96.48    135       218         222       356        356
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                    Number of   Aggregate   Weighted                                   Remaining    Stated             Original
                     Mortgage   Principal   Average          Current  Original       Amortization  Remaining Original  Amortized
Product Type          Loans      Balance    Coupon       %     LTV       LTV    Age      Term        Term      Term       Term
---------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year         2,816  130,749,584   9.678     98.70  85.22     96.58   135       220         224       359        359
Fixed - 15 Year            72    1,717,850   9.254      1.30  47.21     86.76   104        84          82       175        175
---------------------------------------------------------------------------------------------------------------------------------
Total:                  2,888  132,467,434   9.672    100.00  84.84     96.48   135       218         222       356        356
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 1999-1                  2,888 records
                                                            Balance: 132,467,434
Selected Pool

================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                   Number of   Aggregate  Weighted                                    Remaining    Stated               Original
                    Mortgage   Principal   Average          Current  Original       Amortization  Remaining  Original  Amortized
Lien Position        Loans      Balance    Coupon     %       LTV      LTV     Age      Term        Term       Term       Term
--------------------------------------------------------------------------------------------------------------------------------
1st Lien               2,888  132,467,434   9.672   100.00   84.84    96.48    135       218         222        356        356
--------------------------------------------------------------------------------------------------------------------------------
Total:                 2,888  132,467,434   9.672   100.00   84.84    96.48    135       218         222        356        356
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                   Number of   Aggregate  Weighted                                    Remaining    Stated               Original
                    Mortgage   Principal   Average          Current  Original       Amortization  Remaining  Original  Amortized
Property Type        Loans      Balance    Coupon     %       LTV      LTV     Age      Term        Term       Term       Term
--------------------------------------------------------------------------------------------------------------------------------
Single Family
   Detached            1,362   65,985,491   9.456    49.81   86.93    96.61    123       230         234        356        356
Not Available          1,466   63,331,889   9.919    47.81   82.39    96.28    148       205         208        357        357
Condo                     42    1,925,193   9.349     1.45   88.10    97.84    114       236         241        355        355
Townhouse                 11      729,218   9.348     0.55   89.05    96.17     90       263         265        355        355
2-4 Family                 7      495,643   8.755     0.37   92.25    98.84     94       248         249        343        343
--------------------------------------------------------------------------------------------------------------------------------
Total:                 2,888  132,467,434   9.672   100.00   84.84    96.48    135       218         222        356        356
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                   Number of   Aggregate  Weighted                                    Remaining    Stated               Original
                    Mortgage   Principal   Average          Current  Original       Amortization  Remaining  Original  Amortized
Occupancy            Loans      Balance    Coupon     %       LTV      LTV     Age      Term        Term       Term       Term
--------------------------------------------------------------------------------------------------------------------------------
Primary                2,461  115,159,831   9.667    86.93   85.13    96.50    134       220         223        356        356
Unknown                  221    8,896,982   9.562     6.72   83.10    96.77    140       213         216        356        356
Non-Owner
   Occupied              186    7,576,905   9.907     5.72   82.29    95.88    142       206         214        355        355
Other                     20      833,715   9.434     0.63   82.91    95.51    134       221         226        360        360
--------------------------------------------------------------------------------------------------------------------------------
Total:                 2,888  132,467,434   9.672   100.00   84.84    96.48    135       218         222        356        356
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================

UNION PLANTERS MORTGAGE FINANCE CORP.                 MORGAN STANLEY DEAN WITTER
Mortgage Pass-Through Certificates, Series 1999-1                  2,888 records
                                                            Balance: 132,467,434
Selected Pool

===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                     Number of    Aggregate  Weighted                                    Remaining     Stated             Original
                      Mortgage    Principal   Average          Current   Original       Amortization  Remaining  Original Amortized
State                  Loans       Balance    Coupon      %      LTV        LTV    Age      Term        Term      Term      Term
-----------------------------------------------------------------------------------------------------------------------------------
Texas                      474   22,405,148    9.518    16.91   84.39      97.76   143       211         214       357       357
California                 373   21,140,948    9.489    15.96   84.07      95.42   137       218         221       358       358
Florida                    287   14,701,011    9.715    11.10   89.55      97.80   114       241         244       358       358
Arizona                    138    6,892,111    9.638     5.20   79.21      93.43   147       208         209       356       356
Georgia                    146    6,533,392    9.623     4.93   87.84      97.41   129       228         230       358       358
Tennessee                  147    6,020,566    9.601     4.54   84.80      98.00   133       220         223       356       356
New York                   145    5,151,197   10.306     3.89   82.28      92.18   148       197         200       348       348
Maryland                    60    3,312,668   10.147     2.50   84.67      96.63   145       208         211       356       356
New Jersey                  87    3,268,283   10.682     2.47   79.15      92.72   165       178         191       356       356
Virginia                    67    3,251,084    9.552     2.45   84.29      95.76   141       215         219       360       360
Louisiana                   71    3,093,165    9.638     2.34   83.55      93.69   120       232         236       356       356
Illinois                    59    3,086,200    9.443     2.33   84.30      94.31   113       239         242       355       355
Minnesota                   68    2,912,842    9.652     2.20   79.70      97.15   156       201         204       360       360
Mississippi                 51    2,585,427    8.523     1.95   93.17      97.48    60       297         299       359       359
Pennsylvania                96    2,564,910   11.268     1.94   86.43     100.55   163       188         194       356       356
North Carolina              52    2,540,335    9.224     1.92   87.90      98.52   114       240         242       357       357
Colorado                    45    2,243,207    9.540     1.69   75.65      90.79   146       195         203       350       350
Ohio                        64    2,130,924    9.941     1.61   86.43      98.56   132       213         224       356       356
Oklahoma                    55    2,103,442    9.586     1.59   81.73      93.99   139       217         221       360       360
Nevada                      40    1,888,536    9.867     1.43   81.07      95.61   142       206         210       352       352
Indiana                     37    1,571,117    9.182     1.19   81.44      98.02   118       231         236       353       353
Missouri                    34    1,366,657   10.059     1.03   89.01      98.93   136       214         218       354       354
Washington                  31    1,257,006    9.460     0.95   86.02     101.03   157       196         203       360       360
Michigan                    30    1,200,484   10.121     0.91   91.94      98.38   107       251         253       360       360
Alabama                     30    1,071,457   10.104     0.81   84.29      99.72   155       201         204       360       360
Nebraska                    37    1,020,396    9.875     0.77   78.29      97.65   167       186         189       356       356
Arkansas                    29    1,008,431    9.905     0.76   84.99      98.34   136       218         219       355       355
New Mexico                  13      738,087   10.044     0.56   82.23      96.42   144       204         216       360       360
Kansas                      20      684,640    9.710     0.52   86.21      98.60   141       216         219       360       360
South Carolina              16      651,987    8.785     0.49   91.92      99.48   105       244         249       354       354
Kentucky                    11      603,397    8.058     0.46   87.00      95.06    73       245         249       323       323
Utah                         8      498,668    9.459     0.38   83.43      92.04   107       251         253       360       360
Massachusetts                5      469,820    9.914     0.35   92.89      98.21   100       266         260       360       360
District of Columbia         9      378,958   10.725     0.29   88.23     100.76   171       187         184       321       321
Iowa                        13      346,794    9.904     0.26   80.85      99.49   180       177         180       360       360
Oregon                       8      283,468    9.546     0.21   87.45      99.16   135       218         225       360       360
Wisconsin                    7      271,754   10.052     0.21   94.50     100.00   156       200         204       360       360
Connecticut                  3      242,559   10.137     0.18   89.08      99.60   129       230         231       360       360
Alaska                       2      218,303   11.408     0.16    0.00       0.00   151       204         209       360       360
Montana                      5      186,256    8.892     0.14   72.83      95.29   156       200         204       360       360
Idaho                        3      118,323    9.719     0.09   84.69      96.58   142       215         218       360       360
Delaware                     3      115,432    9.106     0.09   94.50     101.87   119       241         241       360       360
Rhode Island                 1      101,195    9.000     0.08   94.57      98.04    53       307         307       360       360
Wyoming                      2       95,271    8.511     0.07   87.56     102.67    83       188         188       271       271
Maine                        1       50,645   10.500     0.04   77.92      88.23   139       214         221       360       360
Hawaii                       1       47,577    9.500     0.04    0.00       0.00   245       114         115       360       360
West Virginia                1       37,938   10.000     0.03   89.06     100.70   139       221         221       360       360
South Dakota                 2        3,273    8.500     0.00   12.69      98.18   281        17          19       300       300
North Dakota                 1        2,144    8.500     0.00    7.27      84.75   268        11          32       300       300
-----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,888  132,467,434    9.672   100.00   84.84      96.48   135       218         222       356       356
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Union Planters Corporation with respect to the expected characteristics of the pool of Assets in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the Assets will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
================================================================================
                                                                     Page 6 of 6